                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 15, 2001


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable          333-28811-01               Not Applicable
        ---------------         ------------             -------------------
       (State or Other          (Commission                (IRS Employer
       Jurisdiction of          File Number)             Identification No.)
       Incorporation)


                140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8270
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 2001, to the Series 1997-2 Certificateholders on November 15, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 2001, to the Series 1999-1 Certificateholders on November 15, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of October 2001, to the Series 2001-2 Certificateholders on November 15, 2001.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)   Exhibits.

      The following exhibits are filed herewith:

     Exhibit No.   Description
     -----------   -----------

        99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 2001

        99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of October 2001

        99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of October 2001

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                       (Registrant)



                                       /s/ Charles J. Hansen
                                       ------------------------
                                           Charles J. Hansen
                                           Senior Vice President and
                                           Deputy General Counsel



Date: November 15, 2001

                               INDEX TO EXHIBITS
                               -----------------

 Exhibit
 -------

  99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of October 2001

  99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of October 200 1

  99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of October 200 1